BNY Mellon Second Quarter 2018 Financial Highlights July 19, 2018

Cautionary Statement A number of statements in our presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” Words such as “estimate”, “forecast”, “project”, “anticipate”, “target”, “expect”, “intend”, “continue”, “seek”, “believe”, “plan”, “goal”, “could”, “should”, “may”, “will”, “strategy”, “opportunities”, “trends” and words of similar meaning signify forward-looking statements. These statements relate to, among other things, The Bank of New York Mellon Corporation’s (the “Corporation”) expectations regarding: capital plans, strategic priorities, financial goals, driving revenue growth, expenses, including costs associated with the Corporation’s relocation strategy and timing of such costs, deposits, taxes, business opportunities, preliminary business metrics and regulatory capital ratios; and statements regarding the Corporation's aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities and initiatives. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward Looking Statements” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Annual Report”) and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of July 19, 2018, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. Non-GAAP Measures: In this presentation we discuss some non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in the Corporation’s reports filed with the SEC, including the 2017 Annual Report, and are available at www.bnymellon.com/ investorrelations. 2 Second Quarter 2018 – Financial Highlights

Second Quarter 2018 - Financial Highlights

($ in millions, except per share data)	2Q18	Growth vs. 1Q18	Growth vs. 2Q17
Fee revenue	$ 3,209	(3)%	3%
Net securities gains (losses)	1	N/M	N/M
Fee and other revenue	**3,210**	**(2)**	**3**
Income (loss) from consolidated investment management funds	12	N/M	N/M
Net interest revenue	916	—	11
Total revenue	**4,138**	**(1)**	**5**
Provision for credit losses	(3)	N/M	N/M
Noninterest expenses	**2,747**	**—**	**3**
Income before income taxes	**1,394**	**(3)**	**7**
Net income applicable to common shareholders	**$ 1,055**	**(7)%**	**14%**
Operating leverage [(a)]		**(125) bps**	**+113 bps**
Pre-tax operating margin	**34%**	**(84) bps**	**+63 bps**
Earnings per common share	**$ 1.03**	**(6)%**	**17%**
Common equity Tier 1 ("CET1") [(b)]	**11.0%**	**+30 bps**	**+59 bps**
Return on common equity *(annualized)*	**11.2%**	**(104) bps**	**+84 bps**
Return on tangible common equity ("ROTCE") [(c)]	**23.5%**	**(241) bps**	**+151 bps**

Financial Performance

- Earnings of $1.06 billion or $1.03 earnings per common share
  - Positive operating leverage of 113 bps
- Estimated cost of relocating corporate headquarters of $75 million
  - $12 million recorded in 2Q18 and expect remainder in 4Q18
- Returned $895 million of capital to common shareholders
  - Repurchased 12 million common shares for $651 million
  - Paid $244 million in dividends to common shareholders
- Authorized to repurchase $2.4 billion of common shares through 2Q19 and increased quarterly dividend 17% to $0.28 per share in 3Q18

Note: See page 13 for corresponding footnotes in Appendix. *N/M - not meaningful; bps - basis points*

3 Second Quarter 2018 – Financial Highlights BNY MELLON

Second Quarter 2018 - Financial Highlights Total Revenue ($mm) Total Noninterest Expense ($mm) Income Before Income Taxes ($mm) 5% 3% 7% $4,178 $4,138 2,739 2,747 1,444 1,394 1,308 $3,956 2,655 2Q17 1Q18 2Q18 2Q17 1Q18 2Q18 2Q17 1Q18 2Q18 Earnings Per Share Pre-tax Operating Margin ROTCE (a) $ 1.10 35% 25.9% $1.03 34% 23.5% 33% 21.9% $ 0.88 2Q17 1Q18 2Q18 2Q17 1Q18 2Q18 2Q17 1Q18 2Q18 (a) Represents a Non-GAAP measure. See Appendix for reconciliation. 4 Second Quarter 2018 – Financial Highlights

Investment Services Business Highlights

Financial Highlights ($ millions)	2Q18	Growth vs. 1Q18	Growth vs. 2Q17
Total revenue by line of business:			
Asset Servicing	$ 1,520	— %	10%
Pershing	558	(4)	2
Issuer Services	431	3	8
Treasury Services	329	2	6
Clearance and Collateral Management	269	5	11
Total revenue by line of business	**3,107**	**—**	**8**
Provision for credit losses	1	N/M	N/M
Noninterest expense	**1,967**	**1**	**2**
Income before taxes	**$ 1,139**	**(1)%**	**20%**
Pre-tax operating margin	**37%**	**(56) bps**	**360 bps**

Key Metrics ($ millions unless otherwise noted)	2Q18	Growth vs. 1Q18	Growth vs. 2Q17
Foreign exchange revenue	$ 172	2 %	19 %
Securities lending revenue	$ 55	15 %	31 %
Average loans	$ 38,002	(3)%	(7)%
Average deposits	$ 203,064	(5)%	1 %
AUC/A at period end (in trillions) [a]	$ 33.6	— %	8 %
Market value of securities on loan at period end (in billions) [b]	$ 432	(1)%	29 %
Pershing			
Average active clearing accounts (U.S. platform) (in thousands)	6,080	— %	(1)%
Average long-term mutual fund assets (U.S. platform)	$ 512,645	— %	7 %
Average investor margin loans (U.S. platform)	$ 10,772	(1)%	10 %
Clearance and Collateral Management			
Average tri-party collateral mgmt. balances (in trillions)	$ 2.8	4 %	12 %

Note: See page 13 for corresponding footnotes in Appendix. *N/M - not meaningful; bps - basis points*

Business Performance Drivers
year-over-year

- Asset Servicing, up 10%
  - Higher net interest revenue, foreign exchange and securities lending volumes, equity market values and the favorable impact of a weaker U.S. dollar
- Pershing, up 2%
  - Higher net interest revenue and fees due to growth in long-term mutual fund balances, partially offset by the impact of lost business
- Issuer Services, up 8%
  - Higher net interest revenue in Corporate Trust and higher Depositary Receipts revenue
- Treasury Services, up 6%
  - Higher net interest revenue and payment volumes
- Clearance and Collateral Management, up 11%
  - Growth in collateral management, higher clearance volumes and net interest revenue
- Total noninterest expense, up 2%
  - Investments in technology
  - Unfavorable impact of the weaker U.S. dollar
- AUC/A of $33.6 trillion, up 8%
  - Reflecting higher market values and business growth

5 Second Quarter 2018 – Financial Highlights BNY MELLON

Investment Management Business Highlights

Financial Highlights ($ millions)		2Q18	Growth vs. 1Q18	Growth vs. 2Q17
Total revenue by line of business:				
Asset Management	$	702	(9)%	3%
Wealth Management		316	(1)	4
Total revenue by line of business		**1,018**	**(6)**	**3**
Provision for credit losses		2	N/M	N/M
Noninterest expense		**697**	**(1)**	**—**
Income before taxes	**$**	**319**	**(16)%**	**11%**
Pre-tax operating margin		**31%**	**(380) bps**	**200 bps**
Adjusted pre-tax operating margin – Non-GAAP [(a)]		**35%**	**(425) bps**	**205 bps**

Key Metrics ($ millions unless otherwise noted)		2Q18	Growth vs. 1Q18	Growth vs. 2Q17
Average loans	**$**	**16,974**	**1%**	**3 %**
Average deposits	**$**	**14,252**	**7%**	**(4)%**
Wealth Management client assets (in billions) [(b)]	**$**	**254**	**3%**	**6 %**
Changes in AUM (in billions): [(c)]			**1Q18**	**2Q17**
Beginning balance of AUM	**$**	**1,868**	**$1,893**	**$1,727**
Net (outflows) inflows:				
Equity		(3)	—	(2)
Fixed income		(4)	7	2
Liability-driven investments [(d)]		2	13	15
Multi-asset and alternative investments		(3)	(3)	1
Index		(7)	(13)	(13)
Total long-term strategies (outflows) inflows		**(15)**	**4**	**3**
Cash		(11)	(14)	11
Total net (outflows) inflows		**(26)**	**(10)**	**14**
Net market impact		**17**	**(14)**	**1**
Net currency impact		**(53)**	**29**	**29**
Divestiture/Other [(e)]		**(1)**	**(30)**	**—**
Ending balance of AUM	**$**	**1,805**	**$1,868**	**$1,771**

Note: See page 13 for corresponding footnotes in Appendix. *N/M - not meaningful; bps - basis points*

Business Performance Drivers

year-over-year

- Asset Management, up 3%
  - Higher equity market values
  - Favorable impact of weaker U.S. dollar
  - Partially offset by the divestiture of CenterSquare and the impact of net outflows
- Wealth Management, up 4%
  - Higher equity market values
  - Partially offset by lower net interest revenue

6 Second Quarter 2018 – Financial Highlights

BNY MELLON

Other Segment 2Q18 1Q18 2Q17 Business Performance Drivers Financial Highlights ($ millions) year-over-year Fee revenue $ 40 $ 57 $ 113 • Fee revenue decreased primarily reflecting the lease- Net securities gains (losses) 1 (49) — related gains recorded in 2Q17 and lower income from Total fee and other revenue 41 8 113 corporate/bank-owned life insurance Net interest (expense) (35) (1) (22) • Net interest expense increased primarily resulting from Total revenue 6 7 91 corporate treasury activity Provision for credit losses (6) — (4) Noninterest expense 81 87 28 • Noninterest expense increase was impacted by (Loss) income before taxes $ (69) $ (80) $ 67 investments in technology and expenses associated with the continued consolidation of our real estate 7 Second Quarter 2018 – Financial Highlights

Capital and Liquidity June 30, 2018 March 31, 2018 Dec. 31, 2017 Consolidated regulatory capital ratios: (a) fully phased-in (b) Advanced Approach: CET1 ratio 11.0% 10.7% 10.3% Tier 1 capital ratio 13.1 12.7 12.3 Total capital ratio 13.9 13.4 13.0 Tier 1 leverage ratio 6.7 6.5 6.4 Supplementary leverage ratio ("SLR") 6.2 5.9 5.9 Average liquidity coverage ratio ("LCR") 118% 116% 118% Book value per common share (c) $ 37.97 $ 37.78 $ 37.21 Tangible book value per common share – Non-GAAP (c) $ 19.00 $ 18.78 $ 18.24 Cash dividends per common share $ 0.24 $ 0.24 $ 0.24 Common dividend payout ratio 23% 22% 22% Closing stock price per common share $ 53.93 $ 51.53 $ 53.86 Market capitalization (in millions) $ 53,927 $ 52,080 $ 54,584 Common shares outstanding (in thousands) 999,945 1,010,676 1,013,442 Note: See page 13 for corresponding footnotes in Appendix. 8 Second Quarter 2018 – Financial Highlights

Net Interest Revenue Growth vs. 2Q18 1Q18 2Q17 Financial Performance Drivers ($ in millions) year-over-year Net interest revenue $ 916 —% 11% • Net interest revenue up 11% Add: Tax equivalent adjustment 5 N/M N/M ◦ Higher interest rates Net interest revenue (FTE) – Non-GAAP (a) $ 921 —% 10% Net interest margin 1.26% 4 bps 12 bps • NIM up 12 bps to 1.26% Net interest margin (FTE) – Non-GAAP (a) 1.26% 3 bps 10 bps Selected average balances: Cash/interbank investments $113,475 (6)% 2% Trading account securities 3,784 (10) 54 Securities 117,761 (1) — Loans 57,066 (3) (3) Interest-earning assets 292,086 (3) 1 Interest-bearing deposits 152,799 (2) 7 Federal funds purchased and securities sold under repurchase agreements 18,146 (4) 1 Long-term debt 28,349 — 3 Other interest-bearing liabilities 23,815 — (6) Interest-bearing liabilities 223,109 (2) 5 Noninterest-bearing deposits 64,768 (9) (12) Note: See page 13 for corresponding footnotes in Appendix. FTE – fully taxable equivalent; N/M – not meaningful; bps – basis points 9 Second Quarter 2018 – Financial Highlights

Noninterest Expense Growth vs. Financial Performance Drivers ($ in millions) 2Q18 1Q18 2Q17 year-over-year Staff $ 1,489 (6)% 4% • Noninterest expense up 3% Professional, legal and other purchased services 328 13 3 ◦ Investments in technology, which impacted staff, professional, legal and Software and equipment 266 14 15 other purchased services and software Net occupancy 156 12 11 and equipment expenses Sub-custodian and clearing 110 (8) 2 ◦ Unfavorable impact of a weaker U.S. Distribution and servicing 106 — 2 dollar and expenses associated with Business development 62 22 (2) the continued consolidation of our real estate Bank assessment charges 47 (10) (20) • Estimated cost of relocating corporate Amortization of intangible assets 48 (2) (9) headquarters of $75 million Other 135 11 (7) ◦ $12 million was recorded in 2Q18 and Total noninterest expense $ 2,747 —% 3% expect remainder in 4Q18 10 Second Quarter 2018 – Financial Highlights

Fee and Other Revenue Growth vs. ($ in millions) 2Q18 1Q18 2Q17 Investment services fees: Asset servicing $ 1,097 (1)% 6% Securities lending 60 9 25 Clearing services 392 (5) (1) Issuer services 266 2 10 Treasury services 140 1 — Total investment services fees 1,955 (1) 5 Investment management and performance fees 910 (5) 4 Foreign exchange 171 (7) 13 Other trading revenue 16 N/M N/M Total foreign exchange and other trading revenue 187 (11) 13 Financing-related fees 53 2 — Distribution and servicing 34 (6) (17) Investment and other income 70 N/M N/M Total fee revenue 3,209 (3) 3 Net securities gains 1 N/M N/M Total fee and other revenue $ 3,210 (2)% 3% Note: N/M - not meaningful 11 Second Quarter 2018 – Financial Highlights

Appendix

Footnotes Second Quarter 2018 - Financial Highlights, Page 3 (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. (b) Regulatory capital ratios for June 30, 2018 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for each of the periods referenced was the advanced approach. (c) Quarterly results are annualized. Represents a Non-GAAP measure. See Appendix for a reconciliation. Investment Services Business Highlights, Page 5 (a) Current period is preliminary. Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.4 trillion at June 30, 2018, $1.3 trillion at March 31, 2018 and $1.2 trillion at June 30, 2017. (b) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $70 billion at June 30, 2018, $73 billion at March 31, 2018 and $66 billion at June 30, 2017. Investment Management Business Highlights, Page 6 (a) Net of distribution and servicing expense. See corresponding Appendix pages for reconciliation of this Non-GAAP measure. In 1Q18, the adjusted pre-tax margin - Non-GAAP for prior periods was restated to include amortization of intangible assets and the provision for credit losses. (b) Current period is preliminary. Includes AUM and AUC/A in the Wealth Management business. (c) Current period is preliminary. Excludes securities lending cash management assets and assets managed in the Investment Services business. (d) Includes currency overlay AUM. (e) Primarily reflects a change in methodology beginning in 1Q18 to exclude AUM related to equity method investments as well as the CenterSquare divestiture. Capital and Liquidity, Page 8 (a) Regulatory capital ratios for June 30, 2018 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods included was the Advanced Approaches. (b) On a transitional basis at Dec. 31, 2017, the CET1 ratio was 10.7%, the Tier 1 capital ratio was 12.7%, the Total capital ratio was 13.4%, the Tier 1 leverage ratio was 6.6% and the SLR was 6.1%. (c) Tangible book value per common share – Non-GAAP excludes goodwill and intangible assets, net of deferred tax liabilities. See corresponding Appendix pages for reconciliation of this Non-GAAP measure. Net Interest Revenue, Page 9 (a) Net interest revenue (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP include the tax equivalent adjustments on tax-exempt income which allows for comparisons of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income. 13 Second Quarter 2018 – Financial Highlights

Return on Common Equity and Tangible Common Equity Reconciliation

($ in millions)		2Q18		1Q18		2Q17
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$	1,055	$	1,135	$	926
Add: Amortization of intangible assets		48		49		53
Less: Tax impact of amortization of intangible assets		11		12		19
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation excluding amortization of intangible assets – Non-GAAP	$	1,092	$	1,172	$	960
Average common shareholders' equity	$	37,750	$	37,593	$	35,862
Less: Average goodwill		17,505		17,581		17,408
Average intangible assets		3,341		3,397		3,532
Add: Deferred tax liability – tax deductible goodwill [(a)]		1,054		1,042		1,542
Deferred tax liability – intangible assets [(a)]		709		716		1,095
Average tangible common shareholders' equity – Non-GAAP	$	18,667	$	18,373	$	17,559
Return on common equity *(annualized)* – GAAP		11.2%		12.2%		10.4%
Return on tangible common equity *(annualized)* – Non-GAAP		23.5%		25.9%		21.9%

Book Value and Tangible Book Value Per Share Reconciliation

($ in millions, except common shares)		June 30, 2018		March 31, 2018		Dec. 31, 2017
BNY Mellon shareholders' equity at period end – GAAP	$	41,505	$	41,728	$	41,251
Less: Preferred stock		3,542		3,542		3,542
BNY Mellon common shareholders' equity at period end – GAAP		37,963		38,186		37,709
Less: Goodwill		17,418		17,596		17,564
Intangible assets		3,308		3,370		3,411
Add: Deferred tax liability – tax deductible goodwill [(a)]		1,054		1,042		1,034
Deferred tax liability – intangible assets [(a)]		709		716		718
BNY Mellon tangible common shareholders' equity at period end – Non-GAAP	$	19,000	$	18,978	$	18,486
Period-end common shares outstanding (in thousands)		999,945		1,010,676		1,013,442
Book value per common share – GAAP	$	37.97	$	37.78	$	37.21
Tangible book value per common share – Non-GAAP	$	19.00	$	18.78	$	18.24

(a) Deferred tax liabilities for 2Q17 are based on fully phased-in U.S. capital rules.

14 *Second Quarter 2018 – Financial Highlights* BNY MELLON

Pre-tax Operating Margin Reconciliation - Investment Management Business 2Q18 1Q18 2Q17 ($ in millions) Income before income taxes – GAAP $ 319 $ 381 $ 288 Total revenue – GAAP $ 1,018 $ 1,088 $ 986 Less: Distribution and servicing expense 103 110 104 Adjusted total revenue, net of distribution and servicing expense – Non-GAAP $ 915 $ 978 $ 882 Pre-tax operating margin – GAAP (a) 31% 35% 29% Adjusted pre-tax operating margin, excluding distribution and servicing expense – Non-GAAP (a) 35% 39% 33% (a) Income before taxes divided by total revenue. 15 Second Quarter 2018 – Financial Highlights (a) Other charges include severance, litigation, an asset impairment and investment securities losses related to the sale of certain securities.